Exhibit 99.1

1 MUX AGM 2013

2 1. Formal Meeting 2. Financial Overview 3. Operation + Exploration Update 4. Gold Market Overview Agenda

3 Nils Engelstad Vice President, Corporate Affairs & Secretary FORMAL MEETING 3

4 Perry Ing Chief Financial Officer FINANCIAL OVERVIEW

5 Cautionary Statement This presentation contains certain forward-looking statements and information, including "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to the cost of transferring or otherwise allocating funds between operating jurisdictions, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with mining operations, the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. Please see the end of this presentation for specific resource/reserve disclosure and additional technical information. Forward Looking Statements

6 Year ended Dec 31, 2012 Three months ended Mar 31, 2013 Income from MSC $20,835 ($237) Gold and silver sales from El Gallo 1 $5,966 $13,498 Production costs applicable to sales from El Gallo 1 ($3,861) ($10,593) Gross margin $22,940 $2,668 Mine operating and construction costs ($22,767) ($471) Exploration costs ($47,179) ($14,600) General & admin ($16,841) ($4,192) Asset impairments ($18,468) - Net loss ($66,654) ($10,982) EPS ($0.26) ($0.04) In thousands of US dollars, except per share amount Statement of Operations

7 2012 2013 San Jose Mine (100%) Q1 Q2 Q3 Q4 Q1 Gold eq. oz sold 34 40 71 53 30 Avg realized price / gold eq. oz $1,807 $1,441 $1,699 $1,623 $1,519 Cash cost / gold eq. oz $688 $752 $764 $794 $966 All-in sustaining cost / gold eq. oz $1,236 $1,232 $1,122 $1,226 $1,520 Implied economic contribution (49%) $9,513 $4,096 $20,074 $10,310 $(15) Dividends actually received by MUX $9,363 - $4,765 $5,005 - Argentina $2M Brought Out of Country $7.4M Used locally for Los Azules Used locally for Los Azules In thousands, except cash cost and all-in sustaining cost

8 2012 2013 Q1 Q2 Q3 Q4 Q1 Gold eq. oz produced - - - 6.7 6.8 Gold eq. oz sold - - - 3.2 8.2 Avg realized price / gold eq. oz - - - $1,725 $1,639 cash cost / gold eq. oz - - - - $742 All-in sustaining cost / gold eq. oz - - - - $1,483 Implied economic contribution - - - - $1,279 El Gallo 1 In thousands, except cash cost and all-in sustaining cost

9 In thousands of US dollars, except per ounce amounts (1) Includes geology, mining, processing, royalty costs, refining and treatment charges, sales costs and export taxes See end notes “Non-GAAP disclosure” All-In Sustaining Cost / oz Dec 31, 2012 Mar 31, 2013 Total cash costs for El Gallo 1 Production costs applicable to sales (1) - $10,593 Less: Depreciation - (669) Less: Pre-stripping costs for future pit access - (3,813) Total cash costs as reported by MSC (49%) 73,311 14,159 Total consolidated cash costs $73,311 $20,270 Total sustaining cash costs for El Gallo 1 General and administrative expenses - $662 On site exploration - 1,624 Pre-stripping costs for future pit access - 3,813 Total sustaining cash costs as reported by MSC (49%) 42,201 8,123 Total consolidated all-in sustaining cost / oz $115,512 $34,492 Total consolidated gold eq. oz sold 97 23 Total consolidated cash cost per gold eq. oz $757 $885 Total consolidated all-in sustaining cost / gold eq. oz $1,192 $1,507

10 Dec 31, 2012 Mar 31, 2013 Cash and gold and silver bullion $72,611 $46,812 IVA taxes receivable $9,150 $7,887 Inventories $7,262 $6,692 Mineral Properties $767,067 $766,675 Investment in MSC $273,948 $273,711 Total Assets $1,150,937 $1,124,963 Deferred Tax Liability $229,522 $223,059 Total Liabilities $261,346 $242,576 Shareholder’s Equity $889,591 $882,387 In thousands of US dollars Balance Sheet

11 Dec 31, 2012 Mar 31, 2013 May 15, 2013 Cash $70,921 $45,122 $37,499 Gold and silver bullion (1) $2,063 $1,983 $1,708 Inventories – Gold and silver doré (1) $5,962 $3,555 $6,990 Total $78,946 $50,660 $46,197 In thousands of US dollars (1) Based on London PM close as of December 31, 2012, March 31, 2013 and May 15, 2013, respectively. Liquid Assets

12 Jan 24, 2012 (Merged with Minera Andes) Dec 31, 2012 Mar 31, 2013 Common & Exch. Shares* 267,084 296,025 297,086 Options 6,000 4,581 4,522 Fully Diluted Shares 273,084 300,606 301,608 In thousands Share Capital

13 Raised $61 Million Fully Subscribed Low Cost Shareholder Friendly December 2012 Rights Offering

14 IAN BALL Senior Vice President OPERATIONAL + EXPLORATION UPDATE

15 Key Assets Gold Bar Gold Permitting El Gallo 2 Silver Permitting Los Azules Copper Copper Exploration San José Mine (49%) Silver / Gold Production El Gallo 1 Mine Gold Production

16 *Gold equivalent 2012 AGM Growth Forecast What We Told You Last Year 105,000 oz Achieved 290,000 oz 130,000 oz On Track 180,000 oz San José El Gallo 1 El Gallo 2 Gold Bar 2012A 2013E 2014E 2015E

17 Gold Price 2012 - Present *As of May 15, 2013 May Gold 2012 $1,650 / oz May Gold 2013 $1,370 / oz $280 / oz Decline

18

19 “IF THERE’S A WAY TO DO IT BETTER... FIND IT.” THOMAS A. EDISON

20 El Gallo 1 Mine: Mexico

21 1. Exploration Success 2. Small Capital Requirements El Gallo 1: Expansion Drivers Announced This Morning

22 Lupita Pit Sagrado Pit New Central Discovery Samanegio Pit Heap Leach Pad El Gallo 1 Mine

23 El Gallo 1: Central Zone - Growth

24 El Gallo 1: Central Zone - Growth

25 $5 Million Internally Financed Capital to Expand El Gallo 1 3,000 4,500 ore tonnes per day

26 Heap Leach Pad Expansion $2.5 M El Gallo 1 Expansion $5 Million Crushers $0.5 M Process Plant $2.0 M

27 El Gallo 1 Mine Increasing Gold Production 27,300 oz 60,000 oz 37,500 oz 75,000 oz El Gallo 1 Prior Est. El Gallo 1 Expansion Est. 2013E 2014E 2015E 2016E

28 El Gallo 2: Mexico

29 New Mill Heap Leach El Gallo 2 What Method is Best? Today $ Defer

30 El Gallo 2: Heap Leach Processing 1. El Gallo 1 & 2: Only 5 km apart How is this Possible? 2. El Gallo 2: Early Heap Leach Results Positive

31 El Gallo 1 Mine 5 km Road El Gallo 2 El Gallo 1 & 2: Close Proximity

32 El Gallo 2: Heap Leach Recovery 45 – 65% Silver Recoveries Early Test Results

33 1. Establish Silver Recovery 2. Confirm Costs 3. Decide Process Method El Gallo 2: Next Steps

34 Los Azules: Argentina

35 Sale / JV Los Azules Lease / Debt / Equity Possible Financing Sources

36 Los Azules Resource Growth 2.2 4.6 5.4 11.2 10.3 10.8 14.3 Billion Pounds Copper Indicated Inferred 2008 2010 2012 2013

37 Lumina Copper Los Azules 2/3 Size = *As of May 15, 2013 Comparing Market Caps $315 Million $200 Million

38 Los Azules: Possible Source of Funding Asset Sale or JV For Sale

39 Los Azules vs Lumina Copper 50% Resource Growth Since PEA Los Azules(1) (McEwen) Taca Taca(2) (Lumina) Production 375,000 535,000 Capex $2.8 Billion $3.0 Billion Cash Cost Net by-product $0.96 $1.11 Copper Grade 0.50% 0.45% Strip Ratio 1.3:1 1.6:1 Mine Life 26 Yrs 28 Yrs 1) June 2010. 2) April 2013. *See end notes - technical disclosure Argentina Copper Development Projects

40 Los Azules Updated PEA Due Q3

San José: Argentina 41

42 San José Mine: Forecast 2013 *Silver : Gold ratio (52:1) Gold & Silver Production, Gold Eq. 102,700 oz Annual 12 Yr Mine Life $750 / oz Cash Cost $1,300 / oz Total Cost 42 High-Grade Gold + Silver Argentina

43 The Good The Bad Resource Size All Time High 20 – 25% Inflation Grade vs 2011 Unions Production 5 Years Changing Regulations San José Mine

44 San José: High Grade *Source: company reports Comparison of High-Grade Deposits 0 4 8 12 16 20 0 2 4 6 8 10 12 14 HOC / McEwen San José Size (Million Au Eq. oz) Grade (Au gpt Eq.) Rubicon Phoenix Pretium Valley of Kings Goldcorp Red Lake Goldcorp Elenore Goldcorp Cerro Negro Yamana El Penon Mine Development Exploration

45 Gold Bar: Nevada

46 Gold Bar – Cortez Trend, Nevada Next to World’s Largest Gold Mine

47 50,000 oz Au Annual $700/oz Cash Cost $850/oz Au Eq Total Cost 2015 Production Starts Gold Bar Production Forecast Construction Forecasted to Begin 2014 Nevada 8 Yr Mine Life Capex $55 M

Waste Dump Open Pit Gold Bar: Previously Mined 48 Open Pit Haul Road

Gold Bar: Previously Mined Open Pit 49 Haul Road Waste Dump

50 El Gallo 2 Mill 2012 AGM Est. 290,000 oz *Gold equivalent production (52:1 silver/gold ratio) Growth Scenarios by 2016 El Gallo 2 Deferred 225,000 oz El Gallo 2 Heap Leach 285,000 oz

51 ROB McEWEN Chief Owner MUX / GOLD MARKET OVERVIEW

52 Qualify For S&P 500 Our Goal

53 *Gold equivalent Forecast Annual Production Growth 2015 Est. Cash Cost $750 / oz 2015 Est. Total Sustaining Cost $1,000 / oz 105,000 oz 290,000 oz 130,000 oz 180,000 oz San José El Gallo 1 El Gallo 2 Gold Bar 2012A 2013E 2014E 2015E ?

54 El Gallo 2: Capex Contingency, $18.8 Owners Cost, $8.8 Final Engineering, $8.5 Construction Management, $12.0 Spares, $2.0 Construction Labour, $22.0 Plant Equipment, $57.0 Cement/Steel, $37.0 Construction Equipment, $10.0 Other, $5.0 $180 Million

55 1. Increase Its Value Through Exploration 2. Sale would cover El Gallo Capex 3. Sale Would Allow Non-Dilutive Build Assumptions: Los Azules / El Gallo 2

56 1. Increased Copper Resource Significantly 2. Mega Project: Less Enthusiasm 3. Argentina: Less Attractive 4. Silver/Gold Prices Fall – Adverse Impact IRR 5. Cost of Capital High Subsequent Events

57 Adversity Mother of Innovation

58 Expand with Less Capex

59 Expand El Gallo 1 Internally Funded

60 Issue at Hand Financing El Gallo 2

61 Development Economics – El Gallo 2 Silver Price / oz NPV 5% (Millions) Payback After Tax IRR $30.00 $212 2.0 39% $27.50 $165 2.2 33% $25.00 $118 2.6 26% $22.50 $71 3.0 18% $20.00 $23 4.1 10%

62 MUX Cost of Capital

63 -200 -150 -100 -50 0 50 100 Working Capital ($ Millions) *Gold $1,350 Silver $23.00 Alternatives Stop all work El Gallo 2 on hold Finish Mill Engineering Stop Gold Bar work Projects Maintaining Timeline Q2-13 Q4-14 Q2-14 Q4-13 Cash Scenarios

64 Mill Heap Leach Defer El Gallo 2

65 El Gallo 2 Mill 2012 AGM Est. 290,000 oz *Gold equivalent production (52:1 silver/gold ratio) Growth Scenarios by 2016 El Gallo 2 Deferred 225,000 oz El Gallo 2 Heap Leach 285,000 oz

66 It’s Money

67 Big, Persistent, Growing Concern US National Debt EU Debt $16.8 Trillion $11.3 Trillion

68 MASSIVE MONETARY EASING

69 Non-Existent Interest Rates

70 Cyprus – Currency Controls ABN Amro – Defaulting on Gold Argentina – Currency Controls Troubling Developments: Alert

71 Ignore History at Your Risk *As of May 15, 2013

72 Strong Economies Central Banks Buying Gold

73 SocGen – Gold: Down or Up? April 2, 2013 $1,375 Foreign Exchange Team April 25, 2013 $10,000 Global Strategist

74 Gold Shares Very Attractive *As of May 15, 2013 Huge Divergence

75 White House Effect -40% 0% 40% 80% *As of May 15, 2013 84 88 92 96 00 04 08 12 Presidential Election Year Post Election Year Bre-X /85 /89 /93 /97 /01 /13 /09 /05 7/8 8/8 Performance of XAU

76 Contact Information Jenya Meshcheryakova Investor Relations Tel: 1.866.441.0690 x.410 Email: info@mcewenmining.com facebook.com/mcewenrob twitter.com/mcewenmining store.mcewenmining.com

77 End Notes The Company has included non-GAAP performance measures, cash costs, and all-in sustaining cost per gold ounce, throughout this document on a historic and estimated forward looking basis. In the mining industry, these are common performance measures but do not have any standardized meaning. The Company believes that, in addition to conventional measures prepared in accordance with GAAP, the Company and certain investors use this information to evaluate the Company’s performance and ability to generate cash flow. Accordingly, it is intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. The Company uses a conversion ratio of 52:1 when converting silver oz to gold equivalent oz. The non-GAAP performance measures are based on metrics proposed by the World Gold Council. Given these metrics are not final, there may be future changes to the metrics. Such information relating to the San José Mine is provided to us by Minera Santa Cruz S.A. who is responsible for and has supplied to the Company all reported results from the San José Mine. The technical information pertaining to the San José Mine contained herein is, with few exceptions as noted, based entirely on information provided to the Company by Minera Santa Cruz S.A. ("MSC"). The Company's joint venture partner, a subsidiary of Hochschild Mining plc, and its affiliates other than MSC do not accept responsibility for the use of project data or the adequacy or accuracy of this information. As the Company is not the operator of the San José Mine, there can be no assurance that production information reported to the Company by MSC is accurate, the Company has not independently verified such information and readers are therefore cautioned regarding the extent to which they should rely upon such information. The Company has also made estimates of potential future cash flow from MSC based on a sustained silver price of $22/oz and gold price of $1,434/oz as well as assumptions over operating costs, capital expenditures, production levels, taxes, and other factors which are beyond our control since we are not the operator of the San José Mine. Non-GAAP Disclosure

78 End Notes Guidance to US Investors: McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. El Gallo Project, Mexico: The feasibility of mining at our El Gallo Complex and Gold Bar Project, has not been established in accordance with SEC Guide 7, and we have no proven or probable reserves on those properties as defined by U.S. law. A "reserve," as defined by regulation of the SEC, is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. A reserve requires a feasibility study demonstrating with reasonable certainty that the deposit can be economically extracted and produced. There are no assurances that we will be able to prove that there are reserves at the El Gallo Complex and Gold Bar Project. The forward looking information contained in this presentation such as estimated timelines to production, production levels, capital expenditure requirements, and operating costs have been estimated without the benefit of a feasibility study so there can be no assurance over the accuracy of those estimates or that commercial production will be achieved. As at the date of this presentation, McEwen Mining is evaluating an expansion of El Gallo Phase 1. There are significant risks and uncertainty associated expanding production without a feasibility or pre-feasibility study. The proposed El Gallo 1 production expansion has not been explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the development of all or part of the El Gallo 1 expansion. San José Mine, Argentina: Minera Santa Cruz S.A., the owner of the San José mine, is responsible for and has supplied to the Company all reported results from the San José mine. McEwen Mining's joint venture partner, a subsidiary of Hochschild Mining plc, and its affiliates other than MSC do not accept responsibility for the use of project data or the adequacy or accuracy of this release. As the Company is not the operator of the San José mine, there can be no assurance that production information reported to the Company by MSC is accurate, the Company has not independently verified such information and readers are therefore cautioned regarding the extent to which they should rely upon such information. Technical Disclosure

79 San José Mine (49%) (1) Tonnes (MM*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) (100%) Au (MMoz*) (100%) Proven 0.83 470 6.73 12.54 0.18 Probable 0.94 471 6.19 14.26 0.19 Measured (inclusive of P+P) 1.3 559 8.2 23.17 0.34 Indicated (inclusive of P+P) 3.1 453 6.56 45.12 0.65 Inferred 2.1 476 7.37 32.1 0.5 El Gallo Complex Silver (2) Tonnes (MM*) (100%) Ag Grade (g/t) Ag (MMoz*) (100%) Measured 21.4 71.1 48.8 Indicated 2.6 51.3 4.3 Inferred 27.4 35.1 31 Resource Table: Combined resources calculated using the following.

80 El Gallo Complex Gold(2) Tonnes (MM*) (100%) Au Grade (g/t) Au (MMoz*) (100%) Measured 28.3 0.46 0.41 Indicated 6.1 0.78 0.15 Inferred 27.6 0.31 0.27 Gold Bar(3) Tonnes (MM*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) (100%) Au (MMoz*) (100%) Measured 0.7 1.19 0.03 Indicated 18.8 0.94 0.57 Resource Table: Cont’d Limo (5) Tonnes (MM*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) (100%) Au (MMoz*) (100%) Measured 5.9 0.89 0.17 Indicated 3.7 0.61 0.07 Inferred 2.2 0.7 0.05

Resource Table: Cont' d

Los Azules(6)	Tonnes (MM)	Cu Grade (%)	Au Grade (g/t)	Ag Grade (g/t)	Cu (B lbs)
Indicated	389	0.63	0.07	1.8	5.4
Inferred	1,397	0.46	0.06	1.9	14.3
Limo(5)	Tonnes (MM*) (100%)	Ag Grade (g/t)	Au Grade (g/t)	Ag (MMoz*) (100%)	Au (MMoz*) (100%)
Measured	5.9		0.89		0.17
Indicated	3.7		0.61		0.07

The cumulative resource and reserve figures set forth above are comprised of the following:

1) San José resources were derived from McEwen Mining's news release titled "McEwen Mining Announces Record Resource Estimate at the San José Mine in Argentina" released on March 18, 2013 by McEwen Mining. The resources effective date is December 31, 2012. Resources were reviewed and approved by Eugene Puritch, P. Eng., Al Hayden, P. Eng., James L. Peason, P. Eng., and Fred Brown, CPG, P. Geo., each of the forgoing is a Qualified Person and independent of the Company as defined by NI 43-101.
2) El Gallo resources were derived from a report titled "El Gallo Complex Phase 2 Project, NI 43-101 Technical Report Feasibility Study, Mocorito Municipality, Sinaloa, Mexico "dated September 27, 2012 with an effective date of September 10, 2012. The report was prepared by Stanley Timler, P.E., John Read, C.P.G., Michael Hester, FAusIMM, Dawn Garcia, P.G., C.P.G., Richard Kehmeier C.P.G., Brian Hartman, P.Geo, Aaron McMahon, P.G., each of the forgoing is a Qualified Person and independent of the Company as defined by NI 43-101.

81

82 3) Gold Bar resources were derived from the report titled “NI 43-101 Technical Report on Resources and Reserves Gold Bar Project, Eureka County, Nevada” dated February 24, 2012 with an effective date of November 28, 2011, prepared by J. Pennington, C.P.G., MSc., Frank Daviess, MAusIMM, Registered SME, Eric Olin,, MBA, RM-SME, MSc, Herb Osborn, P.E, Joanna Poeck, MMSA, B. Eng., Kent Hartley P.E. Mining, SME, BSc, Mike Levy, P.E, P.G, MSc., Evan Nikirk, P. E., Mark Allan Willow, M.Sc, C.E.M. and Neal Rigby, CEng, MIMMM, PhD, each of the forgoing is a Qualified Person and independent of the Company as defined by NI 43-101. 4) Tonkin resources were derived from the report titled “Technical Report on the Tonkin Project” dated with an effective date of May 16, 2008, prepared by Alan C. Noble, P.E., Richard Gowans, and Steven Brown. Mr. Noble and Mr. Gowans are considered a Qualified Person and independent of the Company as defined by NI 43-101. Mr Brown at the time of report preparation was not independent of the Company. 5) Limo resources were derived from the report titled “NI 43-101 Technical Report for the Limousine Butte Project, White Pine County, Nevada” dated with an effective date of July 1, 2009 prepared by John Welsh, P. Eng., Kim Drossulis, Senior Engineer, Jonathan Brown, M.B.A., C.P.G., Doug Willis, Geologist, Christine Ballard, Project Geotechnical Engineer, Eric Haddox, P. Eng., each of the forgoing is a Qualified Person and independent of the Company as defined by NI 43-101. 6) Los Azules resources were derived from the news release titled “McEwen Mining's Los Azules Copper Project Continues to Grow!” released on May 15, 2013 by McEwen Mining. The resources effective date is May 1, 2013. The resource estimate was prepared under the direction of Robert Sim P. Geo., who is a Qualified Person and independent of the Company as defined by NI 43-101. Mineral resources, which are not mineral reserves, do not have demonstrated economic viability. The foregoing reports are available under the Corporation's profile on SEDAR (www.sedar.com). Cont’d